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                                  UNITED STATES
                       SECURITITES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

                                DECEMBER 20, 1999
               (DATE OF REPORT - DATE OF EARLIEST EVENT REPORTED)


                            APPLIEDTHEORY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
           DELAWARE                     000-25759                  16-1491253
(STATE OR OTHER JURISDICTION OF        (COMMISSION              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)        FILE NUMBER)             IDENTIFICATION NO.)

            40 CUTTER MILL ROAD                                   11021
         SUITE 405, GREAT NECK, NY                             (ZIP CODE)
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 466-8422

                                 NOT APPLICABLE

      (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE
                               LAST REPORT DATE)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On December 3, 1999, AppliedTheory Corporation ("AppliedTheory") entered into an agreement and plan of merger (the "Merger Agreement") with CRL Network Services, Inc. ("CRL"), AppliedTheory Reef Acquisition Corp., ("Merger Sub") a Delaware corporation wholly owned by AppliedTheory, and certain stockholders of CRL. Pursuant to the Merger Agreement, AppliedTheory agreed to aquire, through Merger Sub, all of the capital stock of CRL for up to $10 million in cash and up to $32.5 million in AppliedTheory common stock. Upon the closing of the Merger Agreement, CRL and Merger Sub will merge and Merger Sub will be the surviving corporation (the "Merger"). Following completion of the Merger, Merger Sub will change its name to AppliedTheory California Corporation and all of its capital stock will be owned by AppliedTheory.

     CRL provides high speed Internet access and data networking solutions to businesses across the United States. CRL owns and operates a national, Tier 1 network backbone with services including connectivity, data networking, hosting, high-bandwidth intranet and Internet connectivity services, email services and domain name registration services.

     The purchase price for AppliedTheory's acquisition of CRL was determined through arm's-length negotiations between the AppliedTheory, CRL and the other parties to the Merger Agreement. During these negotiations, the parties considered, among other things, the market for CRL's services, CRL's internet access and data networking solutions businesses, the present stage of development of CRL's business and operations, CRL's financial condition, CRL's future business prospects, and the estimated value of the synergies to be realized between AppliedTheory and CRL following the closing of the Merger.

      In connection with the closing of the Merger, James G. Couch is required to execute a non-disclosure and non-competition agreement in favor of AppliedTheory and the Merger Sub. In connection with that closing, AppliedTheory will also enter into an escrow agreement (the "Escrow Agreement") with James G. Couch and the Merger Sub whereby a portion of the AppliedTheory common stock delivered as merger consideration and valued at $4,250,000 will be held in an escrow account (the "Escrow Account") for a period of one year following the closing of the Merger. Following the closing of the Merger, the shares of AppliedTheory common stock held in the Escrow Account will be available as a fund against which AppliedTheory may seek indemnification from Mr. Couch pursuant to the Merger Agreement. In connection with the closing of the Merger, AppliedTheory will also enter into a put option agreement (the "Put Option Agreement") with James G. Couch and other former CRL stockholders whereby those parties will be able to require that AppliedTheory re-purchase up to Five Million Dollars ($5,000,000) worth of AppliedTheory common stock on the first anniversary of the closing (the "First Put"), and up to another Five Million Dollars ($5,000,000) worth of AppliedTheory






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common stock on the second anniversary of the closing (the "Second Put") of the Merger. The First Put will terminate in the event that the average closing price for AppliedTheory common stock as reported on the Nasdaq-NMS for any period of at least 30 consecutive days beginning 180 days after the closing of the Merger shall exceed $20.00. The Second Put will terminate in the event that the average closing price for AppliedTheory common stock as reported on the Nasdaq-NMS for any period of at least 30 consecutive days beginning 180 days after the closing of the days beginning 180 days after the closing of the Merger shall exceed $24.00. Additional terms governing the termination of the First and Second Put are described in the Put option agreement. Finally, in connection with the Merger, AppliedTheory will enter into a registration rights agreement (the "Registration Rights Agreement") with James G. Couch and other former CRL stockholders whereby those parties will have (1) the right to "piggyback" the registration of any number of the shares of AppliedTheory common stock delivered pursuant to the Merger, for the period beginning on the closing of the Merger and ending on the first anniversary of the closing of the Merger and (2) the right to demand the filing of one registration statement for up to 50% of the AppliedTheory common stock delivered pursuant to the Merger, for the period beginning six months from the closing of the Merger and ending on the first anniversary of the closing of the Merger.

     The Escrow Agreement, Put Option Agreement and Registration Rights Agreement are included as Exhibits 2.2, 2.3 and 2.4 to this Current Report on Form 8-K.

     AppliedTheory applied a portion of the funds raised through its initial public offering (SEC File No. 333-72133) for the cash portion of the purchase price paid to the stockholders of CRL.

     AppliedTheory intends to operate CRL as a wholly-owned subsidiary which will be known as AppliedTheory California Corporation. CRL will continue to operate its business in the same manner as before the acquisition.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL
        INFORMATION AND EXHIBITS

(a.) Financial Statements of CRL.

     AppliedTheory will file the required financial statements under cover of Form 8-K/A no later than 60 days after this Report is filed.

(b.) Pro Forma Financial Information.

     AppliedTheory will file the required pro forma financial statements under cover of Form 8-K/A no later than 60 days after this Report is filed.

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(c.) Exhibits.

     Following is the Index of Exhibits furnished in accordance with Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

2.1 Agreement and Plan of Merger, dated December 3, 1999, by and among AppliedTheory Corporation, AppliedTheory Reef Acquisition Corp., CRL Network Services, Inc., a Delaware Corporation, and James G. Couch.

2.2 Escrow Agreement, dated December __, 1999, by and among, AppliedTheory Corporation, AppliedTheory Reef Acquisition Corp., [the Escrow Agent], and James G. Couch.

2.3 Put Option Agreement dated December __, 1999, by and between, AppliedTheory Corporation, James G. Couch and other holders of capital stock of CRL Network Services, Inc.

2.4 Registration Rights Agreement dated December __, 1999, by and between AppliedTheory Corporation, James G. Couch and any other holders of registerable stock of CRL Network Services, Inc. who may join the agreement.

99.1 Press release issued by AppliedTheory Corporation on December 6, 1999.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AppliedTheory Corporation

Date:  December 20, 1999              by:   /s/ Richard Mandelbaum
                                         -------------------------
                                         Richard Mandelbaum
                                         Chairman of the Board,
                                         Chief Executive Officer, and
                                         Director (Principal Executive Officer)




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                                  EXHIBIT INDEX
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
Exhibit No.    Description
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
2.1            Merger Agreement, dated December 3, 1999, by and among
               AppliedTheory Corporation a Delaware corporation, AppliedTheory
               Reef Acquisition Corp., Delaware Corporation, CRL Network
               Services, Inc., a Delaware Corporation, and James G. Couch.

2.2            Escrow Agreement, dated December __, 1999, by and among, AppliedTheory
               Corporation, AppliedTheory Reef Acquisition Corp., [the Escrow Agent], and
               James G. Couch.

2.3            Put Option Agreement dated December __, 1999, by and between, AppliedTheory
               Corporation, James G. Couch and other holders of capital stock of CRL
               Network Services, Inc.

2.4            Registration Rights Agreement dated December __, 1999, by and between
               AppliedTheory Corporation, James G. Couch and any other holders of registerable stock of CRL Network Services, Inc. who may join the agreement.

99.1           Press release issued by AppliedTheory Corporation on December 6,
               1999.
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